SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549


                                 FORM 8-K/A


                               CURRENT REPORT


                   Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934


             Date of Report (Date of earliest event reported):
                               July 15, 1999
                       ------------------------------


                                F&M BANCORP
           ------------------------------------------------------
           (Exact name of registrant as specified in its charter)


       Maryland                   0-12638                  52-1316473
------------------------  ------------------------  ------------------------
(State of Incorporation)  (Commission File Number)  (IRS Identification No.)


                          110 Thomas Johnson Drive
                            Frederick, MD 21702
            ---------------------------------------------------
            (Address of Principal executive offices) (Zip Code)


                               (301) 694-4000
            ----------------------------------------------------
            (Registrant's telephone number, including area code)


ITEM 5.  OTHER EVENTS.

On July 15, 1999, F&M Bancorp consummated a merger with Potomac Basin Group Associates, Inc. ("Potomac Basin"), in a tax-free exchange of shares accounted for as a pooling-of-interests. Potomac Basin is a Beltsville, MD-based, full-line independent insurance agency specializing in corporate employee benefit plans.

 ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c)  Exhibits

              99.1 Restated MD&A and Annual Report for the year ended December 31, 1998
              99.2 Restated MD&A and Unaudited Financial Statements for the Quarterly Period Ended June 30, 1999


                                 SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: November 1, 1999              F&M BANCORP


                                    By:  /s/Gordon M Cooley
                                         Gordon M. Cooley
                                         Secretary and General Counsel



                               EXHIBIT INDEX


99.1.    Restated MD&A and Annual Report for the year ended December 31, 1998
99.2 Restated MD&A and Unaudited Financial Statements for the Quarterly Period Ended June 30, 1999